Earnings Per Share	12 Months Ended
May 31, 2014
Earnings Per Share

NOTE K — EARNINGS PER SHARE

The following table sets forth the reconciliation of the numerator and denominator of basic and diluted earnings per share, as calculated using the two-class method, for the years ended May 31, 2014, 2013 and 2012:

Year Ended May 31,	2014	2013	2012
(In thousands, except per share amounts)
Numerator for earnings per share:

Net income attributable to RPM International Inc. stockholders	$291,660	$98,603	$215,936
Less: Allocation of earnings and dividends to participating securities	(6,366)	(1,999)	(4,024)

Net income available to common shareholders - basic	285,294	96,604	211,912
Add: Undistributed earnings reallocated to unvested shareholders	29	(3)	9
Add: Income effect of contingently issuable shares	2,493		—

Net income available to common shareholders - diluted	$287,816	$96,601	$211,921

Denominator for basic and diluted earnings per share:

Basic weighted average common shares	129,438	128,956	128,130
Average diluted options	1,003	845	587
Net issuable common share equivalents (1)	1,847		—

Total shares for diluted earnings per share	132,288	129,801	128,717

Earnings Per Share of Common Stock Attributable to RPM International Inc. Stockholders:
Basic Earnings Per Share of Common Stock	$2.20	$0.75	$1.65

Diluted Earnings Per Share of Common Stock	$2.18	$0.74	$1.65

(1)	For the year ended May 31, 2014, represents the number of shares that would be issued if our contingently convertible notes were converted. We include these shares in the calculation of diluted EPS as the conversion of the notes may be settled, at our election, in cash, shares of our common stock, or a combination of cash and shares of our common stock.

For the years ended May 31, 2014, 2013 and 2012, approximately 3,057,000, 3,095,000, and 2,625,000 shares of stock, respectively, granted under stock-based compensation plans were excluded from the calculation of diluted EPS, as the effect would have been anti-dilutive.